Fill in this information to identify the case:

Debtor name **BioRestorative Therapies, Inc.**

United States Bankruptcy Court for the: EASTERN DISTRICT OF NEW YORK

Case number (if known) **8-20-71757**

☐ Check if this is an amended filing

Official Form 206A/B

Schedule A/B: Assets - Real and Personal Property

12/15

Disclose all property, real and personal, which the debtor owns or in which the debtor has any other legal, equitable, or future interest. Include all property in which the debtor holds rights and powers exercisable for the debtor's own benefit. Also include assets and properties which have no book value, such as fully depreciated assets or assets that were not capitalized. In Schedule A/B, list any executory contracts or unexpired leases. Also list them on *Schedule G: Executory Contracts and Unexpired Leases* (Official Form 206G).

Be as complete and accurate as possible. If more space is needed, attach a separate sheet to this form. At the top of any pages added, write the debtor's name and case number (if known). Also identify the form and line number to which the additional information applies. If an additional sheet is attached, include the amounts from the attachment in the total for the pertinent part.

For Part 1 through Part 11, list each asset under the appropriate category or attach separate supporting schedules, such as a fixed asset schedule or depreciation schedule, that gives the details for each asset in a particular category. List each asset only once. In valuing the debtor's interest, do not deduct the value of secured claims. See the instructions to understand the terms used in this form.

Part 1: Cash and cash equivalents

1. **Does the debtor have any cash or cash equivalents?**

☐ No. Go to Part 2.

■ Yes Fill in the information below.

All cash or cash equivalents owned or controlled by the debtor — **Current value of debtor's interest**

3. **Checking, savings, money market, or financial brokerage accounts** *(Identify all)*

	Name of institution (bank or brokerage firm)	Type of account	Last 4 digits of account number	Current value of debtor's interest
3.1.	**Wells Fargo**	**Business Checking - Operations**	**2717**	**$4,727.44**
3.2.	**Wells Fargo**	**Business Checking - Payroll**	**2709**	**$82.73**

4. **Other cash equivalents** *(Identify all)*

5. **Total of Part 1.** **$4,810.17**

Add lines 2 through 4 (including amounts on any additional sheets). Copy the total to line 80.

Part 2: Deposits and Prepayments

6. **Does the debtor have any deposits or prepayments?**

☐ No. Go to Part 3.

■ Yes Fill in the information below.

7. **Deposits, including security deposits and utility deposits**

Description, including name of holder of deposit

	Description	Current value
7.1.	**Catherine Ross (Consultant)**	**$900.00**
7.2.	**RIMCO (Landlord)**	**$22,100.00**

8. **Prepayments, including prepayments on executory contracts, leases, insurance, taxes, and rent**
Description, including name of holder of prepayment

9. **Total of Part 2.** **$23,000.00**
Add lines 7 through 8. Copy the total to line 81.

Part 3: Accounts receivable

10. **Does the debtor have any accounts receivable?**

■ No. Go to Part 4.
☐ Yes Fill in the information below.

Part 4: Investments

13. **Does the debtor own any investments?**

☐ No. Go to Part 5.
■ Yes Fill in the information below.

			Valuation method used for current value	Current value of debtor's interest
14.	**Mutual funds or publicly traded stocks not included in Part 1** Name of fund or stock:			
15.	**Non-publicly traded stock and interests in incorporated and unincorporated businesses, including any interest in an LLC, partnership, or joint venture** Name of entity:	% of ownership		
15.1.	**Stem Pearls, LLC (not active)**	**100** %		**Unknown**
16.	**Government bonds, corporate bonds, and other negotiable and non-negotiable instruments not included in Part 1** Describe:			

17. **Total of Part 4.** **$0.00**
Add lines 14 through 16. Copy the total to line 83.

Part 5: Inventory, excluding agriculture assets

18. **Does the debtor own any inventory (excluding agriculture assets)?**

■ No. Go to Part 6.
☐ Yes Fill in the information below.

Part 6: Farming and fishing-related assets (other than titled motor vehicles and land)

27. **Does the debtor own or lease any farming and fishing-related assets (other than titled motor vehicles and land)?**

■ No. Go to Part 7.
☐ Yes Fill in the information below.

Part 7: Office furniture, fixtures, and equipment; and collectibles

38. **Does the debtor own or lease any office furniture, fixtures, equipment, or collectibles?**

☐ No. Go to Part 8.
■ Yes Fill in the information below.

	General description	Net book value of debtor's interest (Where available)	Valuation method used for current value	Current value of debtor's interest
39.	**Office furniture**			
40.	**Office fixtures**			
41.	**Office equipment, including all computer equipment and communication systems equipment and software**			
	Office furninture, computers, etc.	**$29,475.84**		**$29,475.84**

42. **Collectibles** *Examples*: Antiques and figurines; paintings, prints, or other artwork; books, pictures, or other art objects; china and crystal; stamp, coin, or baseball card collections; other collections, memorabilia, or collectibles

43. **Total of Part 7.** **$29,475.84**
Add lines 39 through 42. Copy the total to line 86.

44. **Is a depreciation schedule available for any of the property listed in Part 7?**
☐ No
■ Yes

45. **Has any of the property listed in Part 7 been appraised by a professional within the last year?**
■ No
☐ Yes

Part 8: Machinery, equipment, and vehicles

46. **Does the debtor own or lease any machinery, equipment, or vehicles?**

☐ No. Go to Part 9.
■ Yes Fill in the information below.

	General description Include year, make, model, and identification numbers (i.e., VIN, HIN, or N-number)	Net book value of debtor's interest (Where available)	Valuation method used for current value	Current value of debtor's interest
47.	**Automobiles, vans, trucks, motorcycles, trailers, and titled farm vehicles**			
48.	**Watercraft, trailers, motors, and related accessories** *Examples:* Boats, trailers, motors, floating homes, personal watercraft, and fishing vessels			
49.	**Aircraft and accessories**			
50.	**Other machinery, fixtures, and equipment (excluding farm machinery and equipment)**			
	Lab equipment, etc.	**$17,591.30**		**$17,591.30**

51. **Total of Part 8.** **$17,591.30**
Add lines 47 through 50. Copy the total to line 87.

52. **Is a depreciation schedule available for any of the property listed in Part 8?**
☐ No
■ Yes

53. **Has any of the property listed in Part 8 been appraised by a professional within the last year?**
■ No

☐ Yes

Part 9: Real property

54. **Does the debtor own or lease any real property?**

■ No. Go to Part 10.
☐ Yes Fill in the information below.

Part 10: Intangibles and intellectual property

59. **Does the debtor have any interests in intangibles or intellectual property?**

☐ No. Go to Part 11.
■ Yes Fill in the information below.

	General description	Net book value of debtor's interest (Where available)	Valuation method used for current value	Current value of debtor's interest
60.	**Patents, copyrights, trademarks, and trade secrets** **See attached Schedule attached hereto**	**$724,185.00**		**$724,185.00**
61.	**Internet domain names and websites** **See Schedule attached hereto**	**Unknown**		**$0.00**
62.	**Licenses, franchises, and royalties** **January 27, 2012 license agreement between the Company and a stem cell treatment company of intellectual properties and special needle**	**Unknown**		**$0.00**
63.	**Customer lists, mailing lists, or other compilations**			
64.	**Other intangibles, or intellectual property**			
65.	**Goodwill**			

66. **Total of Part 10.** **$724,185.00**
Add lines 60 through 65. Copy the total to line 89.

67. **Do your lists or records include personally identifiable information of customers** (as defined in 11 U.S.C.§§ 101(41A) and 107**?**
■ No
☐ Yes

68. **Is there an amortization or other similar schedule available for any of the property listed in Part 10?**
☐ No
■ Yes

69. **Has any of the property listed in Part 10 been appraised by a professional within the last year?**
■ No
☐ Yes

Part 11: All other assets

70. **Does the debtor own any other assets that have not yet been reported on this form?**
Include all interests in executory contracts and unexpired leases not previously reported on this form.

☐ No. Go to Part 12.

■ Yes Fill in the information below.

			Current value of debtor's interest
71.	**Notes receivable** Description (include name of obligor)		
72.	**Tax refunds and unused net operating losses (NOLs)** Description (for example, federal, state, local) **Federal Net Operating Losses as of December 31, 2018 totaling $45,020,791.00 (may be subject to, among other things, assignment restrictions and/or annual limitations pursuant to Section 382 of the Internal Revenue Code)**	Tax year	**Unknown**
	State Net Operating Losses as of December 31, 2018 totaling $26,539,655.00 (may be subject to, among other things, assignment restrictions and/or annual limitations pursuant to New York tax law)	Tax year	**Unknown**
73.	**Interests in insurance policies or annuities**		
74.	**Causes of action against third parties (whether or not a lawsuit has been filed)**		
75.	**Other contingent and unliquidated claims or causes of action of every nature, including counterclaims of the debtor and rights to set off claims**		
76.	**Trusts, equitable or future interests in property**		
77.	**Other property of any kind not already listed** *Examples:* Season tickets, country club membership **In November, 2015, the Company and a stem cell treatment company ("SCTC") entered into an amendment to a January 27, 2012 license agreement between them. Pursuant to the amendment, effective November 30, 2015, the Company granted to the SCTC (i)a non-exclusive sublicense to use certain of the licensed intellectual property in one location outside the United States and (ii) a non-exclusive sublicense to use, and the right to sublicense to third parties the right to use, in certain locations in the United States, certain of the licensed intellectual property. In consideration of the sublicenses, the SCTC has agreed to pay the Company royalties on a per disc procedure basis.**		**$130,000.00**
	Various populations of human cell lines. Located in (i) Melville, NY; (ii) research partner's lab in Philadelphia, PA (under Research Collaboration Agreement); research partner's lab in Salt Lake City, UT (under Service Agreement).		**Unknown**
78.	**Total of Part 11.** Add lines 71 through 77. Copy the total to line 90.		**$130,000.00**

79. **Has any of the property listed in Part 11 been appraised by a professional within the last year?**

■ No
☐ Yes

Part 12: Summary

In Part 12 copy all of the totals from the earlier parts of the form

	Type of property	Current value of personal property	Current value of real property
80.	**Cash, cash equivalents, and financial assets.** *Copy line 5, Part 1*	$4,810.17	
81.	**Deposits and prepayments.** *Copy line 9, Part 2.*	$23,000.00	
82.	**Accounts receivable.** *Copy line 12, Part 3.*	$0.00	
83.	**Investments.** *Copy line 17, Part 4.*	$0.00	
84.	**Inventory.** *Copy line 23, Part 5.*	$0.00	
85.	**Farming and fishing-related assets.** *Copy line 33, Part 6.*	$0.00	
86.	**Office furniture, fixtures, and equipment; and collectibles.** *Copy line 43, Part 7.*	$29,475.84	
87.	**Machinery, equipment, and vehicles.** *Copy line 51, Part 8.*	$17,591.30	
88.	**Real property.** *Copy line 56, Part 9*.......>		$0.00
89.	**Intangibles and intellectual property.** *Copy line 66, Part 10.*	$724,185.00	
90.	**All other assets.** *Copy line 78, Part 11.*	+ $130,000.00	
91.	**Total.** Add lines 80 through 90 for each column	$929,062.31	+ 91b. $0.00

92. **Total of all property on Schedule A/B**. Add lines 91a+91b=92 **$929,062.31**

Fill in this information to identify the case:

Debtor name **BioRestorative Therapies, Inc.**

United States Bankruptcy Court for the: EASTERN DISTRICT OF NEW YORK

Case number (if known) **8-20-71757**

☐ Check if this is an amended filing

Official Form 206D

Schedule D: Creditors Who Have Claims Secured by Property

12/15

Be as complete and accurate as possible.

1. Do any creditors have claims secured by debtor's property?

☐ No. Check this box and submit page 1 of this form to the court with debtor's other schedules. Debtor has nothing else to report on this form.

■ Yes. Fill in all of the information below.

Part 1: List Creditors Who Have Secured Claims

2. **List in alphabetical order all creditors who have secured claims.** If a creditor has more than one secured claim, list the creditor separately for each claim.

		Column A **Amount of claim** Do not deduct the value of collateral.	Column B **Value of collateral that supports this claim**
2.1 **John Desmarais** Creditor's Name **26 Deer Creek Lane Mount Kisco, NY 10549** Creditor's mailing address Creditor's email address, if known **Date debt was incurred** **July 2017** **Last 4 digits of account number** **Do multiple creditors have an interest in the same property?** ■ No ☐ Yes. Specify each creditor, including this creditor and its relative priority.	**Describe debtor's property that is subject to a lien** **IP and equipment (Claim amount includes interest as of Petition Date)** **Describe the lien** **Second Priority Lien** **Is the creditor an insider or related party?** ■ No ☐ Yes **Is anyone else liable on this claim?** ■ No ☐ Yes. Fill out *Schedule H: Codebtors* (Official Form 206H) **As of the petition filing date, the claim is:** Check all that apply ☐ Contingent ☐ Unliquidated ☐ Disputed	**$245,191.78**	**$0.00**
2.2 **John Desmarais** Creditor's Name **26 Deer Creek Lane Mount Kisco, NY 10549** Creditor's mailing address Creditor's email address, if known **Date debt was incurred** **February 20, 2020** **Last 4 digits of account number** **Do multiple creditors have an interest in the same property?**	**Describe debtor's property that is subject to a lien** **All assets, including IP (Claim amount includes interest as of Petition Date)** **Describe the lien** **Blanket Lien** **Is the creditor an insider or related party?** ■ No ☐ Yes **Is anyone else liable on this claim?** ■ No ☐ Yes. Fill out *Schedule H: Codebtors* (Official Form 206H) **As of the petition filing date, the claim is:** Check all that apply	**$323,042.82**	**$0.00**

■ No
☐ Yes. Specify each creditor, including this creditor and its relative priority.

☐ Contingent
☐ Unliquidated
☐ Disputed

2.3 John Desmarais
Creditor's Name

26 Deer Creek Lane
Mount Kisco, NY 10549
Creditor's mailing address

Creditor's email address, if known

Date debt was incurred
February 26/2020
Last 4 digits of account number

Do multiple creditors have an interest in the same property?
■ No
☐ Yes. Specify each creditor, including this creditor and its relative priority.

Describe debtor's property that is subject to a lien
All assets including IP (Claim amount includes interest as of Petition Date)

Describe the lien
Blanket Lien
Is the creditor an insider or related party?
■ No
☐ Yes
Is anyone else liable on this claim?
■ No
☐ Yes. Fill out *Schedule H: Codebtors* (Official Form 206H)

As of the petition filing date, the claim is:
Check all that apply
☐ Contingent
☐ Unliquidated
☐ Disputed

$33,793.21 **$0.00**

2.4 Tuxis Trust
Creditor's Name

26 Deer Creek Lane
Mount Kisco, NY 10549
Creditor's mailing address

Creditor's email address, if known

Date debt was incurred
June 2016
Last 4 digits of account number

Do multiple creditors have an interest in the same property?
■ No
☐ Yes. Specify each creditor, including this creditor and its relative priority.

Describe debtor's property that is subject to a lien
IP and Equipment (Claim amount includes interest as of Petition Date)

Describe the lien
First Priority Lien
Is the creditor an insider or related party?
■ No
☐ Yes
Is anyone else liable on this claim?
■ No
☐ Yes. Fill out *Schedule H: Codebtors* (Official Form 206H)

As of the petition filing date, the claim is:
Check all that apply
☐ Contingent
☐ Unliquidated
☐ Disputed

$753,835.62 **$0.00**

---

3. **Total of the dollar amounts from Part 1, Column A, including the amounts from the Additional Page, if any.** **$1,355,863.43**

Part 2: List Others to Be Notified for a Debt Already Listed in Part 1

List in alphabetical order any others who must be notified for a debt already listed in Part 1. Examples of entities that may be listed are collection agencies, assignees of claims listed above, and attorneys for secured creditors.

If no others need to notified for the debts listed in Part 1, do not fill out or submit this page. If additional pages are needed, copy this page.

Name and address	On which line in Part 1 did you enter the related creditor?	Last 4 digits of account number for this entity
Pryor & Mandelup, L.L.P. **675 Old Country Road** **Attn: A. Scott Mandelup** **Westbury, NY 11590**	Line **2.1**	
Ropes & Gray LLP **1211 Avenue of Americas** **Attn: Jonathan Gill, Esq** **New York, NY 10036-8704**	Line **2.1**	

Fill in this information to identify the case:
Debtor name **BioRestorative Therapies, Inc.**
United States Bankruptcy Court for the: EASTERN DISTRICT OF NEW YORK
Case number (if known) **8-20-71757**

■ Check if this is an amended filing

Official Form 206Sum
Summary of Assets and Liabilities for Non-Individuals

12/15

Part 1: Summary of Assets

1. ***Schedule A/B: Assets-Real and Personal Property*** (Official Form 206A/B)

1a. **Real property:** Copy line 88 from *Schedule A/B*	$	**0.00**
1b. **Total personal property:** Copy line 91A from *Schedule A/B*	$	**929,062.31**
1c. **Total of all property:** Copy line 92 from *Schedule A/B*	$	**929,062.31**

Part 2: Summary of Liabilities

2. ***Schedule D: Creditors Who Have Claims Secured by Property*** (Official Form 206D) Copy the total dollar amount listed in Column A, *Amount of claim,* from line 3 of *Schedule D*	$	**1,355,863.43**
3. ***Schedule E/F: Creditors Who Have Unsecured Claims*** (Official Form 206E/F)		
3a. **Total claim amounts of priority unsecured claims:** Copy the total claims from Part 1 from line 5a of *Schedule E/F*	$	**466,540.46**
3b. **Total amount of claims of nonpriority amount of unsecured claims:** Copy the total of the amount of claims from Part 2 from line 5b of *Schedule E/F*	+$	**13,436,145.00**
4. **Total liabilities** Lines 2 + 3a + 3b	$	**15,258,548.89**

Fill in this information to identify the case:

Debtor name **BioRestorative Therapies, Inc.**

United States Bankruptcy Court for the: EASTERN DISTRICT OF NEW YORK

Case number (if known) **8-20-71757**

■ Check if this is an amended filing

Official Form 206E/F

Schedule E/F: Creditors Who Have Unsecured Claims

12/15

Be as complete and accurate as possible. Use Part 1 for creditors with PRIORITY unsecured claims and Part 2 for creditors with NONPRIORITY unsecured claims. List the other party to any executory contracts or unexpired leases that could result in a claim. Also list executory contracts on *Schedule A/B: Assets - Real and Personal Property* (Official Form 206A/B) and on *Schedule G: Executory Contracts and Unexpired Leases* (Official Form 206G). Number the entries in Parts 1 and 2 in the boxes on the left. If more space is needed for Part 1 or Part 2, fill out and attach the Additional Page of that Part included in this form.

Part 1: List All Creditors with PRIORITY Unsecured Claims

1. **Do any creditors have priority unsecured claims?** (See 11 U.S.C. § 507).

☐ No. Go to Part 2.

■ Yes. Go to line 2.

2. **List in alphabetical order all creditors who have unsecured claims that are entitled to priority in whole or in part.** If the debtor has more than 3 creditors with priority unsecured claims, fill out and attach the Additional Page of Part 1.

			Total claim	Priority amount
2.1	Priority creditor's name and mailing address **Francisco Silva** **22 Dale Road** **Huntington, NY 11743**	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed	**$45,401.23**	**$13,650.00**
	Date or dates debt was incurred	Basis for the claim: **Expense Reimbursement and Unused Vacation,**		
	Last 4 digits of account number Specify Code subsection of PRIORITY unsecured claim: 11 U.S.C. § 507(a) (4)	Is the claim subject to offset? ■ No ☐ Yes		
2.2	Priority creditor's name and mailing address **James Liu** **32 Knoll Road** **Tenafly, NJ 07670**	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed	**$15,956.68**	**$11,858.92**
	Date or dates debt was incurred	Basis for the claim: **Expense Reimbursement and Unused Vacation**		
	Last 4 digits of account number Specify Code subsection of PRIORITY unsecured claim: 11 U.S.C. § 507(a) (4)	Is the claim subject to offset? ■ No ☐ Yes		

Debtor **BioRestorative Therapies, Inc.** Case number (if known) **8-20-71757**
Name

2.3 Priority creditor's name and mailing address
Lance Alstodt
1 Woodedge Lane
Brookville, NY 11545

As of the petition filing date, the claim is:
Check all that apply.
☐ Contingent
☐ Unliquidated
☐ Disputed

$200,266.66 **$13,650.00**

Date or dates debt was incurred

Basis for the claim:
Unpaid wages; Severance claim

Last 4 digits of account number

Specify Code subsection of PRIORITY unsecured claim: 11 U.S.C. § 507(a) (4)

Is the claim subject to offset?
■ No
☐ Yes

2.4 Priority creditor's name and mailing address
Mandy Clyde
1422 Townline Road
Nesconset, NY 11767

As of the petition filing date, the claim is:
Check all that apply.
☐ Contingent
☐ Unliquidated
☐ Disputed

$51,556.94 **$13,650.00**

Date or dates debt was incurred

Basis for the claim:
Expense Reimbursement, Bonus, Unused Vacation

Last 4 digits of account number

Specify Code subsection of PRIORITY unsecured claim: 11 U.S.C. § 507(a) (4)

Is the claim subject to offset?
■ No
☐ Yes

2.5 Priority creditor's name and mailing address
Mark Weinreb
72 Lincoln Blvd
Merrick, NY 11566

As of the petition filing date, the claim is:
Check all that apply.
☐ Contingent
☐ Unliquidated
☐ Disputed

$105,170.50 **$13,650.00**

Date or dates debt was incurred

Basis for the claim:
Expense Reimbursement, Unpaid Payroll, Unused Vacation and Short Term Advance

Last 4 digits of account number

Specify Code subsection of PRIORITY unsecured claim: 11 U.S.C. § 507(a) (4)

Is the claim subject to offset?
■ No
☐ Yes

2.6 Priority creditor's name and mailing address
Ram Sharma
11 Arthur Place
Montville, NJ 07045-5000

As of the petition filing date, the claim is:
Check all that apply.
☐ Contingent
☐ Unliquidated
☐ Disputed

$12,354.91 **$10,079.65**

Date or dates debt was incurred

Basis for the claim:
Expense Reimbursement, Unused Vacation

Last 4 digits of account number

Specify Code subsection of PRIORITY unsecured claim: 11 U.S.C. § 507(a) (4)

Is the claim subject to offset?
■ No
☐ Yes

Debtor **BioRestorative Therapies, Inc.** Case number (if known) **8-20-71757**
Name

2.7 Priority creditor's name and mailing address
Robert Paccasassi
14 Debbie Trail
Hampton Bays, NY 11946

As of the petition filing date, the claim is: *Check all that apply.*
☐ Contingent
☐ Unliquidated
☐ Disputed

$27,736.39 **$13,650.00**

Date or dates debt was incurred

Basis for the claim: **Unused Vacation**

Last 4 digits of account number

Specify Code subsection of PRIORITY unsecured claim: 11 U.S.C. § 507(a) (4)

Is the claim subject to offset?
■ No
☐ Yes

2.8 Priority creditor's name and mailing address
Zack Li
8605 60th Road, Apt 1C
Elmhurst, NY 11373

As of the petition filing date, the claim is: *Check all that apply.*
☐ Contingent
☐ Unliquidated
☐ Disputed

$8,097.15 **$8,097.15**

Date or dates debt was incurred

Basis for the claim: **Unused Vacation**

Last 4 digits of account number

Specify Code subsection of PRIORITY unsecured claim: 11 U.S.C. § 507(a) (4)

Is the claim subject to offset?
■ No
☐ Yes

Part 2: List All Creditors with NONPRIORITY Unsecured Claims

3. **List in alphabetical order all of the creditors with nonpriority unsecured claims.** If the debtor has more than 6 creditors with nonpriority unsecured claims, fill out and attach the Additional Page of Part 2.

Amount of claim

3.1 **Nonpriority creditor's name and mailing address**
50 Republic Road LLC
116 Gristmill Lane
Great Neck, NY 11023
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.*
☐ Contingent
☐ Unliquidated
☐ Disputed

Basis for the claim: Unpaid Rent

Is the claim subject to offset? ■ No ☐ Yes

$50,686.00

3.2 **Nonpriority creditor's name and mailing address**
Adar Alef, LLC.
38 Olympia Lane
Monsey, NY 10952
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.*
☐ Contingent
☐ Unliquidated
☐ Disputed

Basis for the claim: Convertible Promissory Note Debt

Is the claim subject to offset? ■ No ☐ Yes

$117,753.00

3.3 **Nonpriority creditor's name and mailing address**
Aegis Capital Corp.
510 Broadhollow Road
Suite 104
Melville, NY 11747
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.*
☐ Contingent
☐ Unliquidated
☐ Disputed

Basis for the claim: Trade Debt

Is the claim subject to offset? ■ No ☐ Yes

$12,500.00

Debtor **BioRestorative Therapies, Inc.** Case number (if known) **8-20-71757**
Name

3.4	Nonpriority creditor's name and mailing address **Alfred & Mary Angiola** **27 Ridge Road** **Southampton, NY 11968** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$21,499.00**
3.5	Nonpriority creditor's name and mailing address **All Action Alarm** **40 Oser Avenue #5** **Hauppauge, NY 11788** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$294.00**
3.6	Nonpriority creditor's name and mailing address **American Type Culture** **Collection, Historic Dist** **10801 University Blvd** **Manassas, VA 20110** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$1,252.00**
3.7	Nonpriority creditor's name and mailing address **Andrew Crabtree** **225 Broadhollow Road** **Suite 303** **Melville, NY 11747** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Legal Services Is the claim subject to offset? ■ No ☐ Yes	**$4,973.00**
3.8	Nonpriority creditor's name and mailing address **Aon Hewitt/Radford** **2570 North First Street** **Suite 500** **San Jose, CA 95131** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$5,500.00**
3.9	Nonpriority creditor's name and mailing address **Auctus Fund, LLC.** **545 Boylston Street** **2nd Floor** **Boston, MA 02116** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$3,261,819.00**
3.10	Nonpriority creditor's name and mailing address **Axe Creatives** **6268 Jericho Turnpike** **Suite 9** **Commack, NY 11725** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$2,163.00**

Debtor **BioRestorative Therapies, Inc.** Case number (if known) **8-20-71757**
Name

3.11 **Nonpriority creditor's name and mailing address**
Bernice C. Cole
102 Ardmore Avenue
Providence, RI 02908
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$5,399.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: Convertible Promissory Note Debt
Is the claim subject to offset? ■ No ☐ Yes

3.12 **Nonpriority creditor's name and mailing address**
Broadridge
5 Dakota Drive, Suite 300
Lake Success, NY 11042
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$72,678.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: Trade Debt
Is the claim subject to offset? ■ No ☐ Yes

3.13 **Nonpriority creditor's name and mailing address**
Cardiovascular Research Foundation
1700 Broadway
New York, NY 10019
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **Unknown**
☐ Contingent
☐ Unliquidated
■ Disputed
Basis for the claim: Trade Debt
Is the claim subject to offset? ■ No ☐ Yes

3.14 **Nonpriority creditor's name and mailing address**
Cayman Chemical Company
1180 E. Ellsworth Road
Ann Arbor, MI 48108
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$1,699.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: Trade Debt
Is the claim subject to offset? ■ No ☐ Yes

3.15 **Nonpriority creditor's name and mailing address**
Certilman Balin Adler & Hyman, LLP.
90 Merrick Avenue
East Meadow, NY 11554
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$894,500.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: Legal Services
Is the claim subject to offset? ■ No ☐ Yes

3.16 **Nonpriority creditor's name and mailing address**
Charles Ryan
1742 Stuart Road West
Princeton, NJ 08540
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$96,667.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: Director Fees
Is the claim subject to offset? ■ No ☐ Yes

3.17 **Nonpriority creditor's name and mailing address**
CORE IR
377 Oak Street,
Concourse 2
Garden City, NY 11530
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **Unknown**
☐ Contingent
☐ Unliquidated
■ Disputed
Basis for the claim: Trade Debt
Is the claim subject to offset? ■ No ☐ Yes

Debtor BioRestorative Therapies, Inc. Case number (if known) 8-20-71757
Name

3.18 Nonpriority creditor's name and mailing address
Coventry Enterprises, LLC
c/o Yakou Bodenstein
18977 W. 10 Mile Road
Southfield, MI 48075
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$252,543.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: Convertible Promissory Note Debt
Is the claim subject to offset? ■ No ☐ Yes

3.19 Nonpriority creditor's name and mailing address
Crossover Capital Fund I
365 Ericksen Avenue NE
#315
Bainbridge Island, WA 98110
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$101,412.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: Convertible Promissory Note Debt
Is the claim subject to offset? ■ No ☐ Yes

3.20 Nonpriority creditor's name and mailing address
Crown Bridge Partners LLC
1773 A 2nd Avenue
Suite 126
New York, NY 10065
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$266,076.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: Convertible Promissory Note Debt
Is the claim subject to offset? ■ No ☐ Yes

3.21 Nonpriority creditor's name and mailing address
CTI Clinical Trial &
Consulting
100 E. RiverCenter Blvd
Covington, KY 41011
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$1,767.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: Trade Debt
Is the claim subject to offset? ■ No ☐ Yes

3.22 Nonpriority creditor's name and mailing address
Dexterity, Inc.
6229 Emigration Canyon Rd
Salt Lake City, UT 84108
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **Unknown**
☐ Contingent
☐ Unliquidated
■ Disputed
Basis for the claim: Trade Debt
Is the claim subject to offset? ■ No ☐ Yes

3.23 Nonpriority creditor's name and mailing address
Dolly Casper
1224 Cove Park Circle
Bsmt
Murray, UT 84123
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **Unknown**
☐ Contingent
☐ Unliquidated
■ Disputed
Basis for the claim: Trade Debt
Is the claim subject to offset? ■ No ☐ Yes

3.24 Nonpriority creditor's name and mailing address
Doty/Scott Enterprises
12707 High Bluff Drive
Suite 200
San Diego, CA 92130
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$7,644.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: Trade Debt
Is the claim subject to offset? ■ No ☐ Yes

Debtor **BioRestorative Therapies, Inc.** Case number (if known) **8-20-71757**
Name

3.25	**Nonpriority creditor's name and mailing address** **Dr. Wayne Marasco** **43 Rice Street** **Wellesley Hills, MA 02481** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Professional Services Is the claim subject to offset? ■ No ☐ Yes	**$550,000.00**
3.26	**Nonpriority creditor's name and mailing address** **Eagle Equities, LLC** **525 Norton Parkway** **New Haven, CT 06511** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$394,875.00**
3.27	**Nonpriority creditor's name and mailing address** **EMA Financial, LLC** **40 Wall Street, Ste. 1700** **New York, NY 10005** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$211,377.00**
3.28	**Nonpriority creditor's name and mailing address** **EMD Millipore** **400 Summut Drive** **Burlington, MA 01803** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$543.00**
3.29	**Nonpriority creditor's name and mailing address** **Evoqua Water Technologies** **210 Sixth Avenue** **Suite 3300** **Pittsburgh, PA 15222** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$614.00**
3.30	**Nonpriority creditor's name and mailing address** **Firstfire Global** **Opportunities Fund LLC** **1040 1st Avenue** **Suite 190** **New York, NY 10022** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ■ Disputed **Basis for the claim:** Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$58,844.00**
3.31	**Nonpriority creditor's name and mailing address** **Fisher Scientific** **81 Wyman Street** **Waltham, MA 02451** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$7,443.00**

Debtor **BioRestorative Therapies, Inc.** Case number (if known) **8-20-71757**
Name

	Nonpriority creditor's name and mailing address	As of the petition filing date, the claim is: *Check all that apply.*	Amount
3.32	**Francisco Silva** **22 Dale Road** **Huntington, NY 11743** Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$52,005.00**
3.33	**Fross Zelnick Lehrman & Zissu, P.C.** **151 West 42nd Street** **17th Floor** **New York, NY 10036** Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Professional Services Is the claim subject to offset? ■ No ☐ Yes	**$2,615.00**
3.34	**Galaxie Coffee** **110 Sea Lane** **Farmingdale, NY 11735** Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ■ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$300.00**
3.35	**Gene M. Bernstein** **31 South Hill Street** **Southampton, NY 11968** Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$163,660.00**
3.36	**General Welding Supply Co** **600 Shames Drive #1** **Westbury, NY 11590** Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$1,230.00**
3.37	**Gladstone Corporation** **1521 Westbranch Drive** **Suite 100** **Mc Lean, VA 22102** Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$368,250.00**
3.38	**Gladstone Corporation** **1521 Westbranch Drive** **Suite 100** **Mc Lean, VA 22102** Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Professional Services Is the claim subject to offset? ■ No ☐ Yes	**$3,450.00**

3.39	**Nonpriority creditor's name and mailing address** **GlobeNews Wire** **2321 Rosecrans Avenue** **Suite 2200** **El Segundo, CA 90245** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$12,230.00**
3.40	**Nonpriority creditor's name and mailing address** **Greenspoon Marder** **590 Madison Avenue** **Suite 1800** **El Segundo, CA 90245** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$875.00**
3.41	**Nonpriority creditor's name and mailing address** **Gregory Lutz** **62 East 88th Street** **New York, NY 10128** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ■ Disputed **Basis for the claim:** Professional Services Is the claim subject to offset? ■ No ☐ Yes	**Unknown**
3.42	**Nonpriority creditor's name and mailing address** **GS Capital Partners, LLC** **30 Washington Street** **Apt. 5L** **Brooklyn, NY 11201** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$649,580.00**
3.43	**Nonpriority creditor's name and mailing address** **GW Holdings, LLC** **137 Montague Street** **Suite 291** **Brooklyn, NY 11201** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$187,390.00**
3.44	**Nonpriority creditor's name and mailing address** **Harvey & Melody Alstodt** **224 Grande Point Drive** **Palm Beach Gardens, FL 33418** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$172,630.00**
3.45	**Nonpriority creditor's name and mailing address** **HRW Legacy LLC** **15140 Sutton Street** **Sherman Oaks, CA 91403** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$233,381.00**

Debtor **BioRestorative Therapies, Inc.** Case number (if known) **8-20-71757**
Name

3.46	**Nonpriority creditor's name and mailing address** **Internal Revenue Service** **P.O. Box 7346** **Philadelphia, PA 19101-7346** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** NOTICE PARTY ONLY Is the claim subject to offset? ■ No ☐ Yes	**$0.00**
3.47	**Nonpriority creditor's name and mailing address** **Jeff Radov** **8 Walworth Avenue** **Scarsdale, NY 10583** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Director Fees Is the claim subject to offset? ■ No ☐ Yes	**$169,167.00**
3.48	**Nonpriority creditor's name and mailing address** **John Coghlan** **177 Southard Avenue** **Rockville Centre, NY 11570** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$133,589.00**
3.49	**Nonpriority creditor's name and mailing address** **Joseph Swiader** **16 Beech Farm Lane** **Garrison, NY 10524** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Director Fees Is the claim subject to offset? ■ No ☐ Yes	**$20,000.00**
3.50	**Nonpriority creditor's name and mailing address** **JSJ Investments, Inc.** **2665 Villa Creek Drive** **Suite 214** **Dallas, TX 75234** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$210,058.00**
3.51	**Nonpriority creditor's name and mailing address** **K&L Gates, LLP.** **210 Sixth Avenue** **Pittsburgh, PA 15222** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Legal Services Is the claim subject to offset? ■ No ☐ Yes	**$706,155.00**
3.52	**Nonpriority creditor's name and mailing address** **KCSA Strategic Comm.** **420 Fifth Avenue #3** **New York, NY 10018** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	**As of the petition filing date, the claim is:** *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$4,192.00**

	Nonpriority creditor's name and mailing address	As of the petition filing date, the claim is: *Check all that apply.*	Amount
3.53	Labrys Fund LP 48 Parker Road Wellesley, MA 02482 Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	$274,752.00
3.54	Lampire Biological Labs P.O. Box 270 Pipersville, PA 18947 Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	$3,582.00
3.55	Leica Microsystems 1700 Leider Lane Buffalo Grove, IL 60089 Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	$2,504.00
3.56	LG Capital Funding, LLC 1218 Union Street, Ste. 2 Brooklyn, NY 11225 Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	$266,651.00
3.57	Life Technologies Corp. 5791 Van Allen Way Carlsbad, CA 92008 Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	$4,706.00
3.58	Lippert/Heilshorn 800 Third Avenue, 17th FL New York, NY 10022 Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ■ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	Unknown
3.59	Lowenstein Sandler 1 Lowenstein Drive Roseland, NJ 07068 Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Legal Services Is the claim subject to offset? ■ No ☐ Yes	$5,010.00

Debtor **BioRestorative Therapies, Inc.** Case number (if known) **8-20-71757**
Name

3.60	Nonpriority creditor's name and mailing address **M2 Compliance** **74075 El Paseo B3** **Palm Desert, CA 92260** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$6,660.00**
3.61	Nonpriority creditor's name and mailing address **Marcum LLP** **10 Melville Park Drive** **Melville, NY 11747** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Accounting Services Is the claim subject to offset? ■ No ☐ Yes	**$70,797.00**
3.62	Nonpriority creditor's name and mailing address **Mediant Communications** **400 Regency Forest Drive** **Suite 200** **Cary, NC 27518** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$479.00**
3.63	Nonpriority creditor's name and mailing address **MethodSense** **1 Copely Parkway** **Morrisville, NC 27560** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$1,500.00**
3.64	Nonpriority creditor's name and mailing address **Morningview Financial LLC** **401 Park Avenue South** **10th Floor** **New York, NY 10016** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$78,009.00**
3.65	Nonpriority creditor's name and mailing address **National Grid** **P.O. Box 11791** **Newark, NJ 07101** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Utilities Service Is the claim subject to offset? ■ No ☐ Yes	**$582.00**
3.66	Nonpriority creditor's name and mailing address **NYS Dept. of Tax & Financ** **POB 5300** **Bankruptcy Unit** **Albany, NY 12205-0300** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: NOTICE PARTY ONLY Is the claim subject to offset? ■ No ☐ Yes	**$0.00**

Debtor **BioRestorative Therapies, Inc.** Case number (if known) **8-20-71757**
Name

	Nonpriority creditor's name and mailing address	As of the petition filing date, the claim is: *Check all that apply.*	Amount
3.67	**NYS Dept. of Taxation** **Bankruptcy Unit-TCD** **Building 8, Room 455** **WA Harriman State Campus** **Albany, NY 12227** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** NOTICE PARTY ONLY Is the claim subject to offset? ■ No ☐ Yes	**$0.00**
3.68	**Odyssey Capital Funding** **1249 Broadway, Suite #103** **Hewlett, NY 11557** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$423,012.00**
3.69	**One Beacon Insurance** **605 Highway 169 North** **Suite 800** **Plymouth, MN 55441** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	☐ Contingent ☐ Unliquidated ■ Disputed **Basis for the claim:** Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**Unknown**
3.70	**Optimum** **1111 Stewart Avenue** **Bethpage, NY 11714** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Internet and Phone Services Is the claim subject to offset? ■ No ☐ Yes	**$807.00**
3.71	**Oxford Health Plans** **136-02 Roosevelt Avenue** **Flushing, NY 11354** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$23,162.00**
3.72	**Paley Advisors, LLC** **115 E. 57th Street** **New York, NY 10022** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$30,000.00**
3.73	**Paul Jude Tonna** **69 Chichester Road** **Huntington, NY 11743** **Date(s) debt was incurred** _ **Last 4 digits of account number** _	☐ Contingent ☐ Unliquidated ☐ Disputed **Basis for the claim:** Director Fees Is the claim subject to offset? ■ No ☐ Yes	**$91,667.00**

Debtor **BioRestorative Therapies, Inc.** Case number (if known) **8-20-71757**
Name

No.	Nonpriority creditor's name and mailing address	As of the petition filing date, the claim is: Check all that apply.	Amount
3.74	**Peckar & Abramson** **1325 Ave of the Americas** **10th Floor** **New York, NY 10019** Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Legal Services Is the claim subject to offset? ■ No ☐ Yes	**$7,500.00**
3.75	**Perkin Elmer** **80 Ruland Road** **Melville, NY 11747** Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$1,902.00**
3.76	**Pharos Advisors** **299 Market Street** **Saddle Brook, NJ 07763** Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Financial and Accounting Services Is the claim subject to offset? ■ No ☐ Yes	**$1,200,000.00**
3.77	**Pharpoint Research** **1001 Military Cutoff** **#301** **Wilmington, NC 28405** Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$1,950.00**
3.78	**Phil Triolo & Associates** **86 Skycrest Lane** **Salt Lake City, UT 84108** Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ■ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**Unknown**
3.79	**Power Up Lending Group** **111 Great Neck Road** **Suite 216** **Great Neck, NY 11021** Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$123,812.00**
3.80	**Professional Research** **Consulting Inc.** **11326 P Street** **Omaha, NE 68137** Date(s) debt was incurred _ Last 4 digits of account number _	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$4,414.00**

Debtor **BioRestorative Therapies, Inc.** Case number (if known) **8-20-71757**
Name

3.81	Nonpriority creditor's name and mailing address **Qiagen, Inc. 19300 Germantown Road Germantown, MD 20874** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$2,551.00**
3.82	Nonpriority creditor's name and mailing address **RedDiamond Partners, LLC 156 W. Saddle River Road Saddle River, NJ 07458** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$70,468.00**
3.83	Nonpriority creditor's name and mailing address **Regal Consulting 575 Route 28 Suite 204 Raritan, NJ 08869** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ■ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**Unknown**
3.84	Nonpriority creditor's name and mailing address **Robert B. Catell 62 Osborne Road Garden City, NY 11530** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$104,537.00**
3.85	Nonpriority creditor's name and mailing address **Robert B. Catell 62 Osborne Road Garden City, NY 11530** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Director Fees Is the claim subject to offset? ■ No ☐ Yes	**$106,667.00**
3.86	Nonpriority creditor's name and mailing address **Robert W. Meyer, Jr. 4099 Tamiami Trail North Suite 201 Naples, FL 34103** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$112,800.00**
3.87	Nonpriority creditor's name and mailing address **Sandra Ann Tramontano 9 Justin Drive South Easton, MA 02376** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$5,388.00**

Debtor **BioRestorative Therapies, Inc.** Case number (if known) **8-20-71757**
Name

3.88	Nonpriority creditor's name and mailing address **SBI Investments LLC** **369 Lexington Avenue** **2nd Floor** **New York, NY 10017** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$326,701.00**
3.89	Nonpriority creditor's name and mailing address **SCG Capital LLC** **21200 NE 38th Avenue** **Apt. 2601** **Aventura, FL 33180** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$64,658.00**
3.90	Nonpriority creditor's name and mailing address **Seth Newman** **25 Oriole Drive** **Roslyn, NY 11576** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Convertible Promissory Note Debt Is the claim subject to offset? ■ No ☐ Yes	**$118,397.00**
3.91	Nonpriority creditor's name and mailing address **Shore Office Systems** **60 Enter Lane** **Islandia, NY 11749** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$253.00**
3.92	Nonpriority creditor's name and mailing address **Staples, Inc.** **500 Staples Drive** **Framingham, MA 01702** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ■ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**Unknown**
3.93	Nonpriority creditor's name and mailing address **Stericycle** **4010 Commercial Avenue** **Northbrook, IL 60062** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade debt Is the claim subject to offset? ■ No ☐ Yes	**$6,451.00**
3.94	Nonpriority creditor's name and mailing address **Sterling Talent Solution** **1 State Street Plaza #24** **New York, NY 10004** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$300.00**

Debtor **BioRestorative Therapies, Inc.** Case number (if known) **8-20-71757**
Name

3.95	Nonpriority creditor's name and mailing address **Streetwise Reports LLC** **755 Baywood Drive, 2nd Fl** **Petaluma, CA 94954** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$12,500.00**
3.96	Nonpriority creditor's name and mailing address **Suffolk County IDA** **H. Lee Dennison Bldg FL 3** **100 Veterans Memorial Hwy** **P.O. Box 6100** **Hauppauge, NY 11788** Date(s) debt was incurred 2015 Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ■ Unliquidated ☐ Disputed Basis for the claim: Tax break incentives Is the claim subject to offset? ■ No ☐ Yes	**Unknown**
3.97	Nonpriority creditor's name and mailing address **Swanson & Bratschun LLC** **8210 Southpart Terrace** **Littleton, CO 80120** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$1,725.00**
3.98	Nonpriority creditor's name and mailing address **TDA Consulting** **333 Las Olas Way** **Suite 1506** **Fort Lauderdale, FL 33301** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Professional Services Is the claim subject to offset? ■ No ☐ Yes	**$27,500.00**
3.99	Nonpriority creditor's name and mailing address **Techmed Incorporated** **1330 1st Avenue** **Suite 709** **New York, NY 10021** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**$3,950.00**
3.100	Nonpriority creditor's name and mailing address **Telecorp Comminucations** **1535 Gateway Boulevard** **West Deptford, NJ 08096** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ■ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**Unknown**
3.101	Nonpriority creditor's name and mailing address **The Hartford** **1 Griffin Road N** **Windsor, CT 06095** Date(s) debt was incurred _ Last 4 digits of account number _	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Trade Debt Is the claim subject to offset? ■ No ☐ Yes	**Unknown**

Debtor **BioRestorative Therapies, Inc.** Case number (if known) **8-20-71757**
Name

3.102 Nonpriority creditor's name and mailing address
The Neil Michael Solomon Group, Inc.
9 Park Place
Great Neck, NY 11021
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$14,000.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: Professional Services
Is the claim subject to offset? ■ No ☐ Yes

3.103 Nonpriority creditor's name and mailing address
The Westerman 2004 Irrevocable Trust
414 Centre Island Road
Oyster Bay, NY 11771
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$37,808.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: Convertible Promissory Note Debt
Is the claim subject to offset? ■ No ☐ Yes

3.104 Nonpriority creditor's name and mailing address
Thomas Scientific
1654 High Hill Road
Swedesboro, NJ 08085
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **Unknown**
☐ Contingent
☐ Unliquidated
■ Disputed
Basis for the claim: Trade Debt
Is the claim subject to offset? ■ No ☐ Yes

3.105 Nonpriority creditor's name and mailing address
Trinity Partners
230 3rd Avenue
Prospect Place
Waltham, MA 02451
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$12,429.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: Trade Debt
Is the claim subject to offset? ■ No ☐ Yes

3.106 Nonpriority creditor's name and mailing address
U.S. Attorney's Office
EDNY - Attn: Long Island Bankruptcy Processing
610 Federal Plaza, 5th Fl
Central Islip, NY 11722-4454
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$0.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: NOTICE PARTY ONLY
Is the claim subject to offset? ■ No ☐ Yes

3.107 Nonpriority creditor's name and mailing address
U.S. Securities & Exchang
NY Region Attn:Bankruptcy
Brookfield Place
200 Vesey Street, Ste 400
New York, NY 10281
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$0.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: NOTICE PARTY ONLY
Is the claim subject to offset? ■ No ☐ Yes

3.108 Nonpriority creditor's name and mailing address
UniFirst Corporation
68 Jonspin Road
Wilmington, MA 01887
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$523.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: Trade Debt
Is the claim subject to offset? ■ No ☐ Yes

Debtor **BioRestorative Therapies, Inc.** Case number (if known) **8-20-71757**
Name

3.109 Nonpriority creditor's name and mailing address
University of Utah
Grant/Contract Accounting
201 President's Circle
Room 406
Salt Lake City, UT 84113-9020
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$30,000.00**
☐ Contingent
☐ Unliquidated
■ Disputed
Basis for the claim: Trade Debt - Manufacturing Agreement
Is the claim subject to offset? ■ No ☐ Yes

3.110 Nonpriority creditor's name and mailing address
University of Utah
Grant/Contract Accounting
201 President's Circle
Room 406
Salt Lake City, UT 84114-0020
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$111,875.00**
☐ Contingent
■ Unliquidated
■ Disputed
Basis for the claim: Trade Debt - Research Agreement
Is the claim subject to offset? ■ No ☐ Yes

3.111 Nonpriority creditor's name and mailing address
University of Utah
Grant/Contract Accounting
201 President's Circle
Room 406
Salt Lake City, UT 84112-9020
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$15,409.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: Trade Debt - Service Agreement
Is the claim subject to offset? ■ No ☐ Yes

3.112 Nonpriority creditor's name and mailing address
VWR
100 Matsonford Road
Building 1, Suite 1
Radnor, PA 19087
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$1,845.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: Trade Debt
Is the claim subject to offset? ■ No ☐ Yes

3.113 Nonpriority creditor's name and mailing address
Wall Street Transcript
622 Thid Avenue
34th Floor
New York, NY 10017
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$675.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: Trade Debt
Is the claim subject to offset? ■ No ☐ Yes

3.114 Nonpriority creditor's name and mailing address
Wayne Olan
9320 Glen Road
Potomac, MD 20854
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$70,000.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: Professional Services
Is the claim subject to offset? ■ No ☐ Yes

3.115 Nonpriority creditor's name and mailing address
Wet Earth Partners
355 Lexington Avenue
20th Floor
New York, NY 10017
Date(s) debt was incurred _
Last 4 digits of account number _

As of the petition filing date, the claim is: *Check all that apply.* **$60,000.00**
☐ Contingent
☐ Unliquidated
☐ Disputed
Basis for the claim: Professional Services
Is the claim subject to offset? ■ No ☐ Yes

Debtor **BioRestorative Therapies, Inc.** Case number (if known) **8-20-71757**
Name

Part 3: List Others to Be Notified About Unsecured Claims

4. List in alphabetical order any others who must be notified for claims listed in Parts 1 and 2. Examples of entities that may be listed are collection agencies, assignees of claims listed above, and attorneys for unsecured creditors.

If no others need to be notified for the debts listed in Parts 1 and 2, do not fill out or submit this page. If additional pages are needed, copy the next page.

	Name and mailing address	On which line in Part1 or Part 2 is the related creditor (if any) listed?	Last 4 digits of account number, if any
4.1	Bernard S. Feldman, P.C. 111 Great Neck Road Suite 214 Attn: Bernard S. Feldman Great Neck, NY 11201	Line 3.79 ☐ Not listed. Explain ____	_
4.2	Giordano & Company, P.C. 47 Winter Street Suite 800 Attn: Philip Giordano Boston, MA 02108-4774	Line 3.9 ☐ Not listed. Explain ____	_
4.3	Jeffrey Fleischmann 150 Broadway Suite 900 New York, NY 10038	Line 3.26 ☐ Not listed. Explain ____	_
4.4	Jeffrey Fleischmann 150 Broadway, Suite 900 New York, NY 10038	Line 3.27 ☐ Not listed. Explain ____	_
4.5	Naidich Wurman Birnbaum 111 Great Neck Road Suite 214 Attn: Robert P. Johnson Great Neck, NY 11021	Line 3.79 ☐ Not listed. Explain ____	_
4.6	Vishnick McGovern Milizio Attn: Avrohom Y. Gefen 300 Marcus Avenue Suite 1E9 New Hyde Park, NY 11042	Line 3.18 ☐ Not listed. Explain ____	_

Part 4: Total Amounts of the Priority and Nonpriority Unsecured Claims

5. Add the amounts of priority and nonpriority unsecured claims.

			Total of claim amounts
5a. Total claims from Part 1	5a.		$ 466,540.46
5b. Total claims from Part 2	5b.	+	$ 13,436,145.00
5c. Total of Parts 1 and 2 Lines 5a + 5b = 5c.	5c.		$ 13,902,685.46